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Prospectus April 30, 1998

Stein Roe Mutual Funds
Stein Roe Large Company Focus Fund

Stein Roe Large Company Focus Fund seeks long-term growth of capital by investing in a non-diversified portfolio of equity securities. Stein Roe Large Company Focus Fund invests in a limited number of large-cap companies, defined as those with market capitalizations in excess of $5 billion, that Stein Roe & Farnham Incorporated believes have above-average growth potential. Under normal conditions, the Fund will invest at least 65% of its total assets in common stocks of large-cap companies.

Large Company Focus Fund is a "no-load" fund. There are no sales or redemption charges, and Large Company Focus Fund has no 12b-1 plan. Large Company Focus Fund is series of Stein Roe Investment Trust. The Trust is an open-end management investment company, each series of which is diversified other than Large Company Focus Fund.

This prospectus contains information you should know before investing in Stein Roe Large Company Focus Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated April 30 1998, containing more information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus and the Statement of Additional Information by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                       Page
Summary .................................2
Fee Table  ..............................3
The Fund ................................4
Investment Policies .....................4
Portfolio Investments and Strategies ....5
Investment Restrictions .................8
Risks and Investment Considerations..... 8
How to Purchase Shares ................. 9
   By Check ............................10
   By Wire..............................10
   By Electronic Transfer ..............11
   By Exchange .........................11
   Conditions of Purchase ..............11
   Purchases Through Third Parties......11
   Purchase Price and Effective Date ...11
How to Redeem Shares ...................12
   By Written Request ..................12
   By Exchange .........................12
   Special Redemption Privileges .......12
   General Redemption Policies .........14
Shareholder Services ...................15
Net Asset Value ........................17
Distributions and Income Taxes .........17
Investment Return ......................18
Management..............................19
Organization and Description of Shares..20
Certificate of Authorization............21


SUMMARY

Stein Roe Large Company Focus Fund ("Large Company Focus Fund") is a series of the Stein Roe Investment Trust ("Investment Trust"), an open-end management investment company, each series of which is diversified other than Large Company Focus Fund. Large Company Focus Fund is a "no-load" fund. There are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Large Company Focus Fund are not qualified for sale.

Investment Objectives and Policies. Large Company Focus Fund seeks long-term growth of capital by investing in a non-diversified portfolio of equity securities. Large Company Focus Fund invests in a limited number of large-cap companies, defined as those with market capitalizations in excess of $5 billion, that Stein Roe & Farnham Incorporated believes have above-average growth potential. Under normal conditions, Large Company Focus Fund will hold between 15-25 common stocks and will invest at least 65% of its total assets in common stocks of large-cap companies.

There can be no guarantee that Large Company Focus Fund will achieve its investment objective. Please see Investment Policies and Portfolio Investments and Strategies for further information.

Investment Risks. Large Company Focus Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term growth of capital through investments in a limited number of common stocks.

Since Large Company Focus Fund may invest in foreign securities, investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities involves certain risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in foreign currency exchange rates, possible imposition of exchange controls, less complete financial information, political instability, less liquidity, and greater price volatility.

Please see Investment Policies, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

Purchases. The minimum initial investment for Large Company Focus Fund is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer or by exchange from another no-load Stein Roe Fund. For more detailed information, see How to Purchase Shares.

Redemptions. For information on redeeming Large Company Focus Fund shares, including the special redemption privileges, see How to Redeem Shares.

Net Asset Value. The purchase and redemption price of Large Company Focus Fund's shares is its net asset value per share. The net asset value is determined as of the close of regular session trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

Distributions. Dividends are normally declared and paid annually. Distributions will be reinvested in additional Large Company Focus Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Adviser and Fees. Stein Roe & Farnham Incorporated (the "Adviser") provides administrative, investment management, and bookkeeping and accounting services to Large Company Focus Fund. For a description of the Adviser and its fees, see Management.

If you have any additional questions about Large Company Focus Fund, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE

Shareholder Transaction Expenses
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees*...................................None
Exchange Fees......................................None
Annual Fund Operating Expenses (after fee
  reimbursement;  as a percentage of average
  net assets)
Management and Administrative Fees (after fee
  reimbursement)...................................0.85 %
12b-1 Fees.........................................None
Other Expenses.....................................0.65%
                                                   -----
Total Fund Operating Expenses (after fee
  reimbursement)...................................1.50%
                                                   =====
___________________
* There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5.00 per quarter may be charged for accounts that fall below stated minimums. See How to Redeem Shares--General
Redemption Policies.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                        1 year      3 years
                        ------      -------
                         $15         $47

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Large Company Focus Fund. Because Large Company Focus Fund has no operating history, the information in the table is based upon an estimate of expenses, assuming net assets of $50 million. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Large Company Focus Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse Large Company Focus Fund for its operating expenses to the extent such expenses exceed 1.50% of its annual average net assets. This commitment expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to Large Company Focus Fund. Absent such reimbursement, the Management and Administrative Fees and Total Operating Expenses would be 0.90% and 1.55%, respectively. Any such reimbursement will lower Large Company Focus Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Large Company Focus Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

THE FUND

The mutual fund offered by this prospectus is Stein Roe Large Company Focus Fund ("Large Company Focus Fund"). Large Company Focus Fund is a no-load, non-diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Large Company Focus Fund does not impose commissions or charges when shares are purchased or redeemed.

Large Company Focus Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides management, administrative, and bookkeeping and accounting services to Large Company Focus Fund. The Adviser also manages and provides investment advisory services for several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

INVESTMENT POLICIES

Large Company Focus Fund invests as described in the section below. Additional information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

The investment objective of Large Company Focus Fund is long-term growth of capital by investing in a non-diversified portfolio of equity securities. Large Company Focus Fund attempts to achieve its objective by investing in a limited number of large-cap companies, defined as those with market capitalizations in excess of $5 billion, that the Adviser believes have above-average growth potential. As a "focus" fund, under normal conditions, the Fund will hold between 15-25 common stocks and will invest at least 65% of its total assets in equity securities of large-cap companies.

As a "focus" fund, the Fund intends to invest in those companies that the Adviser believes have substantial opportunity to be dominant in their particular industry or market--meaning those companies with earnings predictability that generate consistent earning growth despite normal market declines.

As a "non-diversified" fund, the Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer. (See Risks and Investment
Considerations - Non-Diversification.)

PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities.  In pursuing its investment objective, Large
Company Focus Fund may invest in debt securities of corporate and governmental issuers. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Large Company Focus Fund is lost or reduced below investment grade, it is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security. Large Company Focus Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade. Debt securities rated below investment grade are also referred to as "junk" bonds. Subject to the above-mentioned limitations, the Fund is not subject to a minimum rating requirement with respect to debt securities.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Large Company Focus Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Convertible Securities. By investing in convertible securities, Large Company Focus Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by Large Company Focus Fund are frequently rated investment grade, it also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade:

- Tend to be more sensitive to interest rate and economic changes;
- May be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities; and
- May be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities.

As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of such securities. Convertible securities rated below investment grade will be deemed "junk" bonds for purposes of the 5% limitation noted above.

Foreign Securities. Large Company Focus Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, Large Company Focus Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Large Company Focus Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Large Company Focus Fund may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Large Company Focus Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Large Company Focus Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Large Company Focus Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

Lending Portfolio Securities; When-Issued and Delayed-Delivery
Securities.   Subject to certain restrictions described in the
Statement of Additional Information, Large Company Focus Fund may make loans of its portfolio securities to broker-dealers and banks. Large Company Focus Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Large Company Focus Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Large Company Focus Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Portfolio Turnover. Although Large Company Focus Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held- -the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market and other conditions. At times, Large Company Focus Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) Although it may produce varying amounts of income, Large Company Focus Fund is not intended as an investment for investors seeking dividend income.

Derivatives. Consistent with its objective, Large Company Focus Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Large Company Focus Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives (including options and futures) depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuation, Large Company Focus Fund may:

-Purchase and write both call options and put options on
 securities, indexes and foreign currencies;
-Enter into interest rate, index and foreign currency futures contracts;
-Write options on such futures contracts; and -Purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks.

Large Company Focus Fund may write a call or put option only if the option is covered. As the writer of a covered call option, Large Company Focus Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Large Company Focus Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box. Large Company Focus Fund may sell short securities it owns, or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Large Company Focus Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. Any potential gains in such securities, however, should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

INVESTMENT RESTRICTIONS

Large Company Focus Fund is non-diversified as that term is defined in the Investment Company Act of 1940.

Large Company Focus Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

Large Company Focus Fund may not make loans, but it may:

- Purchase money market instruments and enter into repurchase agreements;
- Acquire publicly distributed or privately placed debt securities;
- Lend portfolio securities under certain conditions; and
- Participate in an interfund lending program with other Stein Roe funds and portfolios.

Large Company Focus Fund may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Large Company Focus Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective of Large Company Focus Fund is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to shareholders. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Large Company Focus Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term growth of capital through investments in a limited number of common stocks. Of course, there can be no guarantee that Large Company Focus Fund will achieve its objective.

Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Large Company Focus Fund generally allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. Large Company Focus
Fund, however, will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. (See Investment Policies.)

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers; less market liquidity; more market volatility; less developed and regulated markets; and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Non-Diversification.  As a "non-diversified" fund, Large Company
Focus Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer. However, Large Company Focus Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of Large Company Focus Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables;
(ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which its investment in an issuer does not exceed 5% of the value of Large Company Focus Fund's total assets (valued at the time of investment); and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

Since Large Company Focus Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of Large Company Focus Fund, and the net asset value per share of Large Company Focus Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund (which generally, with respect to 75% of its assets, cannot invest more than 5% of its assets in securities of any one issuer).

Master Fund/Feeder Fund Option. Rather than invest in securities directly, Large Company Focus Fund may in the future seek to achieve its investment objective by pooling its assets with those of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as Large Company Focus Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that the assets of any such investment company would be managed by the Adviser in substantially the same manner as Large Company Focus Fund. Shareholders of Large Company Focus Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the trustees determine it to be in the best interests of Large Company Focus Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase shares of Large Company Focus Fund by check, by wire, by electronic transfer or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] program and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares of Large Company Focus Fund by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial and subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and Investment Trust generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of Large Company Focus Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to Large Company Focus Fund at the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither Large Company Focus Fund nor Investment Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 21; Stein Roe Large Company Focus Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Participants in the Stein Roe Counselor [service mark] program should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 21; Stein Roe Large Company Focus Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You also may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at prescheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of Large Company Focus Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

Conditions of Purchase. Each purchase order for Large Company Focus Fund must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Large Company Focus Fund's shareholders. Investment Trust also reserves the right to waive or lower its investment minimums for any reason. Investment Trust does not issue certificates for shares.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Investment Trust. There are no charges or limitations imposed by Investment Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from Investment Trust.

An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent or authorized designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after the business day.

Some Intermediaries that maintain nominee accounts with Large Company Focus Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and Large Company Focus Fund's transfer agent share in the expense of these fees, and the Adviser pays all sales and promotional expenses.

Purchase Price and Effective Date. Each purchase of Large Company Focus Fund's shares is made at its net asset value (see Net Asset
Value) next determined after receipt of an order in good form, including receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after Large Company Focus Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after Large Company Focus Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., Central time, is effective on the next business day.

Each purchase of Large Company Focus Fund shares through an Intermediary that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares of Large Company Focus Fund by submitting a written request in "good order" to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, in English, and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and Large Company Focus Fund by verifying your signature);
(4) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to Investment Trust); and
(5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your Large Company Focus Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain and carefully read the prospectus for the no-load Stein Roe Fund in which you wish to invest. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Telephone Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and Large Company Focus Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of Large Company Focus Fund into another no-load Stein Roe Fund, and then back to Large Company Focus Fund). In addition, Investment Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

Investment Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. Investment Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects Large Company Focus Fund. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Investment Trust generally will not honor requests for Telephone Exchanges by shareholders identified by it as "market-timers" if the officers of Investment Trust determine the order not to be in the best interests of Investment Trust or its shareholders. Investment Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of Large Company Focus Fund, Investment Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect Large Company Focus Fund. If Investment Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Large Company Focus Fund account for investment in another no-load Stein Roe Fund account on a regular basis.

Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., Central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Investment Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services--Tax-Sheltered Retirement Plans.) Investment Trust reserves the right to require a properly completed application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Investment Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, Investment Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, Investment Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Investment Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

Investment Trust reserves the right to suspend, limit, modify or terminate, at any time without prior notice, any Privilege or its use in any manner by any person or class.

Neither Investment Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. Large Company Focus Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes Large Company Focus Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform Large Company Focus Fund immediately if there is a problem. If Large Company Focus Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Investment Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

Shares in any account you maintain with Large Company Focus Fund or any of the other Stein Roe funds may be redeemed to the extent necessary to reimburse any Stein Roe fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of Large Company Focus Fund, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Stein Roe fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, Investment Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call [registered] Automated Telephone Service. To access Stein Roe Funds-on-Call [registered], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered] provides yields, prices, latest dividends, account balances, last transaction and other information 24 hours a day, seven days a week. You also may use Funds-on-Call [registered] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call [registered] only after you follow an activation process the first time you call.
Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe funds.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write Investment Trust for additional information and forms.

Dividend Purchase Option--diversify your Fund investments by having distributions from one Stein Roe fund account automatically invested in another no-load Stein Roe fund account. Before establishing this option, obtain and carefully read the prospectus of the Stein Roe fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--have income dividends and capital gains distributions deposited directly into your bank account.

Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares--Special Redemption
Privileges.)

Telephone Redemption by Wire Privilege--redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

Special Redemption Option (electronic transfer)--redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--purchase Fund shares at regular intervals directly from your bank account ($50 minimum;
$100,000 maximum).

Special Investments (electronic transfer)--purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--automatically redeem a fixed dollar amount from your Fund account and invest it in another no-load Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--have a fixed dollar amount, declining balance or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase or redemption price of Large Company Focus Fund's shares is its net asset value per share. The net asset value of a share of Large Company Focus Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Large Company Focus Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are normally declared and paid annually. Large Company Focus Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. Large Company Focus Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another no-load Stein Roe fund; or (4) applied to purchase shares in a no-load Stein Roe fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe fund account occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. Investment Trust reserves the right to reinvest the proceeds and future distributions in additional Large Company Focus Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

For federal income tax purposes, Large Company Focus Fund is treated as a separate taxable entity distinct from the other series of Investment Trust.

This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Backup Withholding. Investment Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you--generally redemption proceeds. Backup withholding may be required if:
- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs Investment Trust that your tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. Large Company Focus Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for Large Company Focus Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in Large Company Focus Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Large Company Focus Fund's total return with alternative investments should consider differences between Large
Company Focus Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results.

MANAGEMENT

Trustees and Adviser. The Board of Trustees of Investment Trust has overall management responsibility for Large Company Focus Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Large Company Focus Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Manager. David P. Brady has been the portfolio manager of Large Company Focus Fund since its inception in 1998. Mr.
Brady has been a portfolio manager of SR&F Growth Investor Portfolio since its inception in 1997 and a portfolio manager of Stein Roe Young Investor Fund since Mar. 1995. Mr. Brady, who joined Stein Roe in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986) and an M.B.A. from the University of Chicago (1989).

Fees and Expenses. The Adviser is entitled to receive a monthly administrative fee from Large Company Focus Fund, computed and accrued daily, at an annual rate of .15% of the first $500 million of average net assets, .125% of the next $500 million, .10% of the next $500 million, and .075% thereafter; and a monthly management fee, computed and accrued daily, at an annual rate of .75% of the first $500 million of average net assets, .70% of the next $500 million, .65% of the next $500 million , and .60% thereafter 75% of the first $500 million of average net assets, .70% of the next $500 million, .65% of the next $500 million, and .60% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Large Company Focus Fund for a portion of its operating expenses.

The Adviser provides office space and executive and other personnel to Investment Trust. All expenses of Large Company Focus Fund (other than those paid by the Adviser), including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization, are paid out of the assets of Large Company Focus Fund.

Under a separate agreement with Investment Trust, the Adviser provides certain accounting and bookkeeping services to Large
Company Focus Fund, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. The shares of Large Company Focus Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Large Company Focus Fund shares are offered for sale without any sales commissions or charges to the Fund or to its shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

All Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor
[service mark] program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Large Company Focus Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 11 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Investment Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation") and
(Name of Corporation/Association)
and that the following individual(s):

           Authorized Persons

_____________________    ____________________
Name                     Title
_____________________    ____________________
Name                     Title
_____________________    ____________________
Name                     Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                             __________________________
                             Secretary
                             __________________________
                             Signature Guarantee*
Corporate
Seal
Here

The Stein Roe Funds

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe Large Company Focus Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


Stein Roe Mutual Funds
P. O. Box 8900
Boston, Massachusetts 02205-8900
Financial Advisors call: 1-800-322-0593
Shareholders call 1-800-338-2550
www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive,
Suite 3200

Liberty Financial Investments, Inc., Distributor